                    CERTIFICATE OF THE ASSISTANT SECRETARY
                                      OF
                               THE BRINSON FUNDS

                     RESOLUTIONS APPROVING RE-DESIGNATION
                                    OF THE
                                SWISSKEY CLASS
                                    TO THE
                          UBS INVESTMENT FUNDS CLASS

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware Business Trust (the "Trust"), the undersigned does hereby certify the following:

     1. He is the duly elected, qualified and acting Assistant Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") regarding the re-designation of the SwissKey Class to the UBS Investment Funds Class.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 24, 1998 and at which a quorum was present and acted throughout, have not been amended or rescinded and have remained in full force and effect as of the date hereof.


     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 28th day of January, 1999.


(Trust Seal)
                                                  __________________________
                                                  David E. Floyd
                                                  Assistant Secretary
                                                  The Brinson Funds

    RESOLUTIONS ADOPTED AUGUST 24, 1998 AND INCORPORATED BY REFERENCE INTO
                    THE AGREEMENT AND DECLARATION OF TRUST
                             OF THE BRINSON FUNDS
                             DATED AUGUST 9, 1993,
                  PURSUANT TO ARTICLE III, SECTION 6 THEREOF

                       APPROVAL OF RE-DESIGNATION OF THE
                             SWISSKEY CLASS TO THE
                          UBS INVESTMENT FUNDS CLASS


     RESOLVED, that the class of shares of the Trust presently designated as the "SwissKey Global Fund,"
               "SwissKey Global Equity Fund,"
               "SwissKey Global Bond Fund,"
               "SwissKey U.S. Balanced Fund,"
               "SwissKey U.S. Equity Fund,"
               "SwissKey U.S. Large Capitalization Equity Fund,"
               "SwissKey U.S. Bond Fund" and
               "SwissKey Non-U.S. Equity Fund"

is hereby redesignated as the

               "UBS Investment Fund-Global,"
               "UBS Investment Fund-Global Equity,"
               "UBS Investment Fund-Global Bond,"
               "UBS Investment Fund-U.S. Balanced,"
               "UBS Investment Fund- U.S. Equity,"
               "UBS Investment Fund- U.S. Large Capitalization Equity," "UBS Investment Fund- U.S. Bond" and
               "UBS Investment Fund- Non-U.S. Equity,"

respectively.

                    CERTIFICATE OF THE ASSISTANT SECRETARY
                                      OF
                               THE BRINSON FUNDS

                     RESOLUTIONS APPROVING RE-DESIGNATION
                                    OF THE
                             NON-U.S. EQUITY FUND
                                    TO THE
                         GLOBAL (EX-U.S.) EQUITY FUND

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware Business Trust (the "Trust"), the undersigned does hereby certify the following:

     1. He is the duly elected, qualified and acting Assistant Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") regarding the re-designation of the Non-U.S. Equity Fund to the Global (ex-U.S.) Equity Fund.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 24, 1998 and at which a quorum was present and acted throughout, have not been amended or rescinded and have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 28TH day of January, 1999.


(Trust Seal)

                                                       _______________________
                                                       David E. Floyd
                                                       Assistant Secretary
                                                       The Brinson Funds

    RESOLUTIONS ADOPTED AUGUST 24, 1998 AND INCORPORATED BY REFERENCE INTO
                    THE AGREEMENT AND DECLARATION OF TRUST
                             OF THE BRINSON FUNDS
                             DATED AUGUST 9, 1993,
                  PURSUANT TO ARTICLE III, SECTION 6 THEREOF

                       APPROVAL OF RE-DESIGNATION OF THE
                          NON-U.S. EQUITY FUND TO THE
                         GLOBAL (EX-U.S.) EQUITY FUND


     RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the Non-U.S. Equity Fund as the Global (ex-U.S.) Equity Fund, which redesignation will be effective in December, 1998; and

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized and directed to take such actions as necessary to effectuate such Series' redesignation, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.

                    CERTIFICATE OF THE ASSISTANT SECRETARY
                                      OF
                               THE BRINSON FUNDS

                 RESOLUTIONS ESTABLISHING AND DESIGNATING THE

                    U.S. LARGE CAPITALIZATION GROWTH FUND,
                        U.S. SMALL CAPITALIZATION FUND,
                             HIGH YIELD BOND FUND,
                         EMERGING MARKETS EQUITY FUND,
                                      AND
                          EMERGING MARKETS DEBT FUND
                                AND ADDING THE
                       BRINSON FUND --- CLASS I SHARES,
                       UBS INVESTMENT FUNDS CLASS SHARES
                                      AND
                        BRINSON FUND --- CLASS N SHARES
                                TO SUCH SERIES

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware Business Trust (the "Trust"), the undersigned does hereby certify the following:

     1. He is the duly elected, qualified and acting Assistant Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") with respect to the:

          (i)  authorization and designation of the:

                    U.S. Large Capitalization Growth Fund,
                    U.S. Small Capitalization Fund,
                    High Yield Bond Fund,
                    Emerging Markets Equity Fund, and
                    Emerging Markets Debt Fund; and

          (ii) establishment of the Brinson Fund -- Class I Shares, UBS Investment Funds Class Shares and Brinson Fund -- Class N Shares of the:

                    U.S. Large Capitalization Growth Fund,
                    U.S. Small Capitalization Fund,
                    High Yield Bond Fund,
                    Emerging Markets Equity Fund, and
                    Emerging Markets Debt Fund

               series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on August 24, 1998 and at which a quorum was present and acted throughout and, unless subsequently amended by resolutions duly adopted by the Board of Trustees of the Trust, have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 28th day of January, 1999.


     (Trust Seal)

                                                       _______________________
                                                       David E. Floyd
                                                       Assistant Secretary
                                                       The Brinson Funds

    RESOLUTIONS ADOPTED AUGUST 24, 1998 AND INCORPORATED BY REFERENCE INTO
                    THE AGREEMENT AND DECLARATION OF TRUST
                             OF THE BRINSON FUNDS
                             DATED AUGUST 9, 1993,
                  PURSUANT TO ARTICLE III, SECTION 6 THEREOF

                 RESOLUTIONS ESTABLISHING AND DESIGNATING THE
                    U.S. LARGE CAPITALIZATION GROWTH FUND,
                        U.S. SMALL CAPITALIZATION FUND,
                             HIGH YIELD BOND FUND,
                       EMERGING MARKETS EQUITY FUND, AND
                          EMERGING MARKETS DEBT FUND
                                      AND
                                  ADDING THE
                       BRINSON FUND --- CLASS I SHARES,
                       UBS INVESTMENT FUNDS CLASS SHARES
                                      AND
                        BRINSON FUND --- CLASS N SHARES
                                TO SUCH SERIES

     RESOLVED, that pursuant to Article III, Section 6 of the Trust's Agreement and Declaration of Trust, five additional series of shares (sometimes referred to herein as the "New Series"), be, and they hereby are, authorized and designed as the:

                    U.S. Large Capitalization Growth Fund,
                    U.S. Small Capitalization Fund,
                    High Yield Bond Fund
                    Emerging Markets Equity Fund, and
                    Emerging Markets Debt Fund; and


     FURTHER RESOLVED, that an unlimited number of shares of beneficial interest ($0.001 par value) are hereby allocated to each New Series.

                                     * * *

     RESOLVED, that the three classes of shares of the series of the Trust known as the U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund, High Yield Bond Fund, Emerging Markets Equity Fund and Emerging Markets Debt Fund, are hereby established and designated as the "Brinson U.S. Large Capitalization Growth Fund-Class I," "Brinson U.S. Large Capitalization Growth Fund-Class N," and the "UBS Investment Fund-U.S. Large Capitalization Growth" class of shares (sometimes referred to herein individually and collectively as the "Brinson U.S. Large Capitalization Growth Fund Classes"); the "Brinson U.S. Small Capitalization Fund-Class I," "Brinson U.S. Small Capitalization Fund-Class N," and "UBS Investment Fund-U.S. Small Capitalization" class of shares (sometimes referred to herein individually and collectively as the "Brinson U.S. Small Capitalization Fund Classes"); the "Brinson High Yield Bond Fund-Class I," "Brinson High Yield Bond Fund-Class N," and "UBS

Investment Fund-High Yield Bond" class of shares (sometimes referred to herein individually and collectively as the "Brinson High Yield Bond Fund Classes"); the "Brinson Emerging Markets Equity Fund-Class I," "Brinson Emerging Markets Equity Fund-Class N," and "UBS Investment Fund-Emerging Markets Equity" class of shares (sometimes referred to herein individually and collectively as the "Brinson Emerging Markets Equity Fund Classes"); and the "Brinson Emerging Markets Debt Fund-Class I," "Brinson Emerging Markets Debt Fund-Class N," and "UBS Investment Fund-Emerging Markets Debt" class of shares (sometimes referred to herein individually and collectively as the "Brinson Emerging Markets Debt Fund Classes"); of the New Series, and an unlimited number of shares of beneficial interest ($0.001 par value) are hereby classified and allocated to each such "Brinson U.S. Large Capitalization Growth Fund Class," "Brinson U.S. Small Capitalization Fund Class," "Brinson High Yield Bond Fund Class," "Brinson Emerging Markets Equity Fund Class" and "Brinson Emerging Markets Debt Fund Class;" and

     FURTHER RESOLVED, that each share of each class of shares of each New Series shall have the same rights and limitations as set forth in Section 1 of
Article III of the Trust's Agreement and Declaration of Trust, except that dividends paid on the Class N and UBS Investment Funds Class of shares of each New Series shall reflect reductions for payments of fees under the Trust's Distribution Plans relating to the Class N and UBS Investment Funds class of shares of each New Series, respectively, adopted pursuant to rule 12b-1 under the 1940 Act (each a "Plan"), and provided further, that only the Class N and UBS Investment Funds class of shares of each New Series shall be entitled to vote upon or with respect to any matter relating to or arising from the Plan that has been adopted by the respective class; and

     FURTHER RESOLVED, that the officers of the Trust are authorized to take whatever actions are necessary to revise the Trust's registration statement on Form N-1A to reflect the creation of the three aforementioned classes of shares of each New Series.

                                     * * *

     RESOLVED, that the officers of the Trust are authorized and directed to issue to the Advisor one authorized share of beneficial interest ($0.001 par value) of each of the following series of the Trust designated as the:

                    U.S. Large Capitalization Growth Fund,
                    U.S. Small Capitalization Fund,
                    High Yield Bond Fund,
                    Emerging Markets Equity Fund, and
                    Emerging Markets Debt Fund,

at a purchase price of $10.00 per share; and

     FURTHER RESOLVED, that each such share, when issued and paid for, shall be validly issued, fully-paid and non-assessable.

                    CERTIFICATE OF THE ASSISTANT SECRETARY
                                      OF
                               THE BRINSON FUNDS

                     RESOLUTIONS CHANGING THE NAME OF THE
                             HIGH YIELD BOND FUND
                                      AND
                     U.S. SMALL CAPITALIZATION FUND SERIES

     Pursuant to Article V, Section 9 of the By-Laws, dated August 9, 1993, of The Brinson Funds, a Delaware Business Trust (the "Trust"), the undersigned does hereby certify the following:

     1. He is the duly elected, qualified and acting Assistant Secretary of the Trust.

     2. Attached hereto as incorporated by reference into the Trust's Agreement and Declaration of Trust dated August 9, 1993 (the "Declaration"), pursuant to Article III, Section 6 of the Declaration, is a true and complete copy of the resolutions adopted by the Board of Trustees of the Trust (the "Resolutions") regarding the name changes of the High Yield Bond Fund and U.S. Small Capitalization Fund series of the Trust.

     3. The Resolutions were unanimously adopted by the Trust's Board of Trustees at a meeting duly called and held on November 23, 1998 and at which a quorum was present and acted throughout, have not been amended or rescinded and have remained in full force and effect as of the date hereof.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed on this 28th day of January, 1999.


(Trust Seal)

                                                       _______________________
                                                       David E. Floyd
                                                       Assistant Secretary
                                                       The Brinson Funds

   RESOLUTIONS ADOPTED NOVEMBER 23, 1998 AND INCORPORATED BY REFERENCE INTO
                    THE AGREEMENT AND DECLARATION OF TRUST
                             OF THE BRINSON FUNDS
                             DATED AUGUST 9, 1993,
                  PURSUANT TO ARTICLE III, SECTION 6 THEREOF

                     RESOLUTIONS CHANGING THE NAME OF THE
                             HIGH YIELD BOND FUND
                                      AND
                     U.S. SMALL CAPITALIZATION FUND SERIES

     RESOLVED, that the Board of Trustees hereby redesignates the Series currently known as the High Yield Bond Fund and the U.S. Small Capitalization Fund as the High Yield Fund and the U.S. Small Capitalization Growth Fund, respectively, which redesignations will become effective December 10, 1998; and

     FURTHER RESOLVED, that the officers of the Trust are hereby authorized and directed to take such actions as necessary to effectuate such Series' redesignations, including making such revisions to the Trust's registration statement, prospectuses, and other relevant documents, as required.